UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2021
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CRYOLIFE, INC.

(Exact name of registrant as specified in its charter)
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Florida	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia 30144
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (770) 419-3355

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(Former name or former address, if changed since last report)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CRY	NYSE

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1    Registrant’s Business and Operations.

Item 1.01.Entry into a Material Definitive Agreement.

On June 2, 2021, CryoLife, Inc. (the “Company"), Deutsche Bank AG New York Branch as administrative agent and collateral agent (“Deutsche Bank”), and certain Company subsidiary guarantors entered into a Third Amendment (the “Third Amendment”) to the Credit and Guarantee Agreement by and among such parties, dated December 1, 2017, as amended (the “Credit Agreement”). The material terms of the Credit Agreement are described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 1, 2017, which description is incorporated herein by reference.

Under the Third Amendment, the maturity dates (the “Maturity Dates”) of both the Company’s Term Loan (the “Term Loan”) and its Revolver (the “Revolver”) under the Credit Agreement are each extended by two and one-half years, until June 1, 2027 and June 1, 2025, respectively, subject to earlier springing maturities if the Company’s 4.25% senior Convertible Notes (the “Convertible Notes”) issued on June 18, 2020 remain outstanding on April 1, 2025 and December 31, 2024, respectively. With respect to the Term Loan, if the Convertible Notes remain outstanding on April 1, 2025, the Term’s Loan’s Maturity Date will be April 1, 2025, or, if the Convertible Notes’ own maturity date has been extended, the earlier of (x) 91 days prior to the Convertible Notes’ new maturity date and (y) June 1, 2027. In the case of the Revolver, if the Convertible Notes are still outstanding on December 31, 2024, the Revolver’s Maturity Date will be either December 31, 2024 or, if the Convertible Notes’ own maturity date has been extended, the earlier of (x) 182 days prior to the Convertible Notes’ new maturity date and (y) June 1, 2025.

Under the Third Amendment, the following additional terms apply:

(a)The interest rate on LIBOR loans increases 25bps from 3.25% plus LIBOR, to 3.50% plus LIBOR;

(b)The interest rate on Base Rate loans increases 25bps from 2.25% plus LIBOR to 2.50% plus LIBOR;

(c)Certain lenders will be extended 1% call protection for the period six months after the effective date of the Third Amendment.

(d)Customary other terms and conditions related to LIBOR transition, the European Bail-In legislation, and other matters.

The Company paid an amendment fee of $619,000, as well as an arranger fee to Deutsche Bank in the amount of $1,239,000.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by the full text of the Third Amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2021

CRYOLIFE, INC.

By:	/s/ D. Ashley Lee
Name:	D. Ashley Lee
Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer